UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 17, 2001




                           HEALTH SCIENCES GROUP, INC.
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             (Exact Name of registrant as specified in its charter)




      Colorado                        333-51628                 91-2079221
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)        Identification Number)



                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)




                                 Not applicable
         (Former name and former address, if changed since last report)



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ITEM 2.    ACQUISITION OF ASSETS.

            On October 17, 2001, Health Sciences Group, Inc., a Colorado corporation (the "Registrant"), closed on the acquisition of a 24.4% interest in Biofarm, S.A., a Romanian pharmaceutical company ("Biofarm"), from International Pharmaceutical Group, LLC ("IPG"), a selling shareholder. The acquisition was consummated pursuant to a Stock Purchase Agreement, dated as of September 7, 2001, by and among the Registrant and IPG (the "Purchase Agreement").

            In connection with the acquisition, the Registrant (i) issued an aggregate of 1,700,000 shares of its common stock and (ii) paid approximately $55,000 in cash. The Purchase Agreement was negotiated at arm's length between the Registrant and representatives of IPG. At the time the Purchase Agreement was signed, neither the Registrant nor any director or officer of the Registrant was affiliated with or had a material relationship with IPG.

         Established in 1924, Biofarm is a pharmaceutical company which manufactures pharmaceutical drugs produced from biologically active substances. The company currently manufactures 60 pharmaceutical products in compressed, molded and coated tablets, soft gelatinous capsules, powders and granules, injection solutions, sprays, external and internal use solutions, syrups, and eye drops. Biofarm has its operations in Bucharest, Romania.


ITEM 5.    OTHER EVENTS.

            On October 19, 2001, the Registrant announced management changes. The changes include the appointment of Harry Branch as the Chairman of the Board of Directors of Health Sciences Group, Inc. and Bill Glaser assuming the role of President. In addition to holding the position of Chief Executive Officer, Fred
E. Tannous will assume the role of Chief Financial Officer. Mr. Tannous will continue to hold the position of Treasurer and Mr. Glaser will remain the Secretary. There were no resignations.


ITEM 7.    EXHIBITS.

10.1 Stock Purchase Agreement between iGoHealthy.com, Inc. (now known as Health Sciences Group, Inc.) and International Pharmaceutical Group, Inc. dated September 7, 2001

99.1       Press release dated October 24, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   HEALTH SCIENCES GROUP, INC.

Dated:  October 24, 2001           By: /s/ Fred E. Tannous
                                      ----------------------------
                                      Fred E. Tannous
                                      Chief Executive Officer,
                                      Principal Financial Officer, Controller,
                                      and Director


Dated:  October 24, 2001           By: /s/ Bill Glaser
                                      -----------------------------
                                      Bill Glaser
                                      President, Secretary, and Director



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